Exhibit 99.1

Canopy Growth Announces Changes to Global Operations to Drive Strategic Focus

  These actions will further align global supply and demand and streamline operations
  Company continues to expect to incur approximately C$700-800MM pre-tax charge in Q4 Fiscal 2020

SMITHS FALLS, ON, April 16, 2020 /CNW/ - Canopy Growth Corporation ("Canopy Growth" or the "Company") (TSX: WEED) (NYSE: CGC) today announced a series of global operational changes designed to further optimize production, better align supply and demand, and improve efficiencies in its global operations. As part of its ongoing strategic review of the business, the Company announced today the following changes:

  Africa: Canopy Growth has entered into an agreement to exit its operations in South Africa and Lesotho, targeting a transfer of ownership of all of its African operations to a local business. The Company expects to close the transaction in the coming weeks.
  Canada: Canopy Growth will shut down its indoor facility in Yorkton, Saskatchewan, to further align production in Canada with market conditions. The Company is confident its production capacity in Canada will meet consumer demand into the future.
  Latin America: Canopy Growth will cease operations at its cultivation facility in Colombia, moving to an asset-light model that leverages local suppliers for raw materials and Procaps for formulation and encapsulation activities as outlined in the previously announced agreement between the two companies. These activities will support the position of Colombia as the Company's LATAM production hub and the ongoing development of its cannabis industry.
  United States: Canopy Growth will cease its farming operations in Springfield, New York, due to an abundance of hemp produced in the 2019 growing season.  The Company will continue using this supply to produce hemp-derived CBD products for the US market.

"When I arrived at Canopy Growth in January, I committed to conducting a strategic review in order to lower our cost structure and reduce our cash burn," said David Klein, CEO, Canopy Growth. "I believe the changes outlined today are an important step in our continuing efforts to focus the Company's priorities, and will result in a healthier, stronger organization that will continue to be an innovator and leader in this industry. I want to sincerely thank the members of the teams affected by these decisions for their contributions in helping build Canopy Growth."

The Company continues to expect, based upon information currently available to management, to record estimated pre-tax charges of approximately C$700-800MM in the quarter ending March 31, 2020. This relates to this announcement and previous announcements, as well as any additional changes made during the organizational and strategic review. The organizational changes announced today include a headcount reduction of approximately 85 full-time positions.

All figures reported above with respect to the quarter ending March 31, 2020 are preliminary and are unaudited and subject to change and adjustment as the Company prepares its consolidated financial statements for the year ending March 31, 2020. Accordingly, investors are cautioned not to place undue reliance on the foregoing information. The Company does not intend to provide preliminary results in the future. The preliminary results provided in this news release constitute "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of applicable Canadian securities legislation, are based on several assumptions and are subject to a number of risks and uncertainties. Actual results may differ materially. See "Notice Regarding Forward Looking Statements".

Here's to Future Growth.

About Canopy Growth Corporation
Canopy Growth (TSX:WEED, NYSE:CGC) is a world-leading diversified cannabis, hemp and cannabis device company, offering distinct brands and curated cannabis varieties in dried, oil and Softgel capsule forms, as well as medical devices through Canopy Growth's subsidiary, Storz & Bickel GMbH & Co. KG. From product and process innovation to market execution, Canopy Growth is driven by a passion for leadership and a commitment to building a world-class cannabis company one product, site and country at a time. Canopy Growth has operations in over a dozen countries across five continents.

Canopy Growth's medical division, Spectrum Therapeutics is proudly dedicated to educating healthcare practitioners, conducting robust clinical research, and furthering the public's understanding of cannabis, and has devoted millions of dollars toward cutting edge, commercializable research and IP development. Spectrum Therapeutics sells a range of full-spectrum products using its colour-coded classification Spectrum system as well as single cannabinoid Dronabinol under the brand Bionorica Ethics.

Canopy Growth operates retail stores across Canada under its award-winning Tweed and Tokyo Smoke banners. Tweed is a globally recognized cannabis brand which has built a large and loyal following by focusing on quality products and meaningful customer relationships.

From our historic public listing on the Toronto Stock Exchange and New York Stock Exchange to our continued international expansion, pride in advancing shareholder value through leadership is engrained in all we do at Canopy Growth. Canopy Growth has established partnerships with leading sector names including cannabis icons Snoop Dogg and Seth Rogen, breeding legends DNA Genetics and Green House Seeds, and Fortune 500 alcohol leader Constellation Brands, to name but a few. Canopy Growth operates eleven licensed cannabis production sites with over 10.5 million square feet of production capacity, including over one million square feet of GMP certified production space. For more information visit www.canopygrowth.com

Notice Regarding Forward Looking Statements
This news release contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the Company's ability to satisfy provincial sales contracts or provinces purchasing all cannabis allocated to them, and such risks contained in the Company's annual information form dated June 25, 2019 and filed with Canadian securities regulators available on the Company's issuer profile on SEDAR at www.sedar.com. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake an obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

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SOURCE Canopy Growth Corporation

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%CIK: 0001737927

For further information: Laura Nadeau, Media Relations, media@canopygrowth.com, 613-485-0386; Judy Hong, Vice President, Investor Relations (USA), Judy.Hong@canopygrowth.com; Tyler Burns, Vice President, Investor Relations (Canada), Tyler.Burns@canopygrowth.com, 855-558-9333 ext. 122

CO: Canopy Growth Corporation

CNW 09:44e 16-APR-20